Exhibit 99.1
Investor Presentation March 2011 NASDAQ: LAWS www.lawsonproducts.com

Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms "may," "should," "could," "anticipate," "believe," "continues," "estimate," "expect," "intend," "objective," "plan," "potential," "project" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management's current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the effect of general economic and market conditions; increases in commodity prices; work stoppages and other disruptions at transportation centers or shipping ports; disruptions of the Company's information and communication systems; competition and competitive pricing pressures; changes in customer demand; the influence of controlling stockholders; the inability of management to successfully implement strategic initiatives and, all of the factors discussed in the Company's "Risk Factors" set forth in its Annual Report on Form 10-K for the year ended December 31, 2010. The Company undertakes no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

Agenda Lawson Products at a Glance New Leadership Team Investment Considerations MRO Industry Overview Building an Efficient Platform to Drive Future Growth Financial Highlights Key Take-Aways 3

1. Lawson Products - At a Glance 4 Company Overview Founded in 1952 Listed on NASDAQ (Ticker: LAWS) since 1970) Distributes Maintenance, Repair and Operations (MRO) products & solutions Serves industrial, commercial, institutional & government markets in all 50 U.S. states, Canada & Puerto Rico Supplies 300,000+ products Fasteners, cutting tools, chemicals, abrasives, safety, welding, hydraulic & automotive products Headquartered in Des Plaines, IL 6 distribution centers, 1 repackaging facility & 1 corporate HQ ~2,100 employees & independent sales agents

1. Lawson Products - At a Glance Financial Highlights Growing Average Daily Sales (ADS) with diverse revenue streams ADS of $1,312 in Q4 2010 vs. $1,189 in Q1 2010 Average Order Size and Daily Orders per Agent improvement Reducing costs while investing in future growth of the business Improving EBITDA Strong Balance Sheet Significant cash on hand for bolt-on M&A opportunities Solid dividend yield 5

2. New Leadership Team to Evolve Company & Drive Growth 6 Leadership Team Tom Neri, President & CEO Joined in March 2003 as CFO Senior positions in publishing, including EVP of the Sun-Times Company and President & Publisher of Pioneer Newspapers, Inc. Ron Knutson, Chief Financial Officer Joined in November 2009 as SVP & CFO Senior financial roles across many sectors, most recently serving as SVP & CFO of Frozen Food Express Industries and before that as VP of Finance of Ace Hardware Corp. Harry Dochelli, Chief Operating Officer Joined in March 2008 as EVP, Sales & Marketing 25-year career with senior leadership positions in operations and sales - with profit and loss responsibility; depth of experience within distribution industry Previously served as EVP North America Contract Sales for Boise Cascade Office Products/OfficeMax, Inc.

3. Investment Considerations We operate in a fragmented, but resilient industry... The MRO market remained steady during crisis period & is now recovering ....That Continues to Grow We are committed to evolving LAWS into a leading player... We have identified our core strengths & are taking advantage of them ....Through a solid strategy to achieve profitable long-term growth We are building an efficient platform from which we can drive significant growth We reward shareholders with consistent dividends payments Increased quarterly dividend to $0.12 representing a yield of 2.0%* 7 * As of February 2011 closing price

Large and highly fragmented industry North American industrial distribution market is broadly defined at +$200 billion for 2009 made up of +37,000 companies (1) Of these companies in the Industrial Distribution Market, Lawson ranked 28th by sales revenue in 2009 (2) 1 Rexel $16,200 12 Motion Industries $2,900 2 Wolseley $14,400 13 Fastenal $1,930 3 Worth $9,500 14 Applied Industrial Technologies $1,900 4 HD Supply $7,400 15 WinWholesale $1,600 5 WW Grainger $6,200 16 MSC Industrial Direct $1,500 6 Anixter $5,100 17 Interline Brands $1,100 7 Wesco International $4,600 18 Edgen Murray $773 8 Wilson Industries $4,600 19 Kaman Industrial Technologies $646 9 Graybar $4,400 20 F.W. Webb $600 10 Airgas $3,900 24 Barnes Distribution $417 11 Mcjunkin - Red Man $3,700 28 Lawson Products $379 4. MRO Industry Overview - Highly Fragmented (1) Source: Pembroke Consulting, Inc. (2) Source: Industrial Distribution Magazine, The Big 50 List, October 2010 Rank Company Rev (m) Rank Company Rev (m) 8

4. MRO Industry Overview - Opportunities for Competitive Advantage 9 9 Strong financial position allows Lawson to invest in growth...

4. MRO Industry Overview - Opportunities for Competitive Advantage 10 Lawson actively seizing these opportunities Leveraging our core business + pursuing new initiatives focused on serving market with "unplanned" product need *September 2010 survey of 240 MRO customers Current Strength 75% prefer ordering through field sales representatives 82% say technical support very important Virtually all prefer domestic products and most willing to pay more for them Opportunities 88% also want web ordering option 73% of purchasing agents prefer to use multiple vendors to get the right expertise "Fast shipping" was rated as most important item among 20 MRO vendor dimensions Customer Feedback

4. MRO Industry Overview - Opportunities for Competitive Advantage 11 Core Business Today Products for "Unplanned" Needs "Planned" Products for Inventory Management Customers with unplanned needs buy products from sales reps, catalogs or the web for next day delivery Future Opportunities Customers have need for products and want to outsource replenishment and inventory management

5. Building an Efficient Platform to Drive Future Growth ERP Transformation Timing Blueprint and configuration stages were completed in 2010 Beginning to be rolled out in waves - according to function - during 2011 Expected to be totally completed by early 2012 Key Benefits Makes LAWS an easier company to work with from a customer POV Facilitates easier ordering Enables improved customer servicing Helps to drive sales momentum, which will begin to be realized in 2012 Enables LAWS to implement centralized market-based pricing strategy When new eCommerce site is launched, sales reps will have full customer view Costs / Savings Implementation costs of $20-25 million 10-year IRR forecast of ~30% with anticipated 4-year payback 12

5. Building an Efficient Platform to Drive Future Growth 13 Network Optimization Currently own 5 distribution centers (DCs) in US and 1 in Canada Plan to optimize distribution system in order to ensure we: Are present in the best locations from a cost & delivery POV (i.e. capture unplanned) Manage inventory & material handling in the most effective & efficient way Reduce our overall fixed-cost base 2-year timeline to achieve the above objectives Will provide tangible benefits to customers and increase efficiency within existing and/or new facilities Potential to create significant cost savings through efficiencies, working capital reductions & potential sale/leaseback opportunities

14 5. Building an Efficient Platform to Drive Future Growth Sales Transformation - eCommerce Launching of a new eCommerce website by Q1 2012 Creates a new sales channel & supports our existing field sales channel Enables LAWS to capture new types of sales & customers Frees up sales reps thereby increasing sales productivity 2011 investment of $2.6 million plus ~$1.4 million of expected annual maintenance/enhancements Anticipated payback of ~2 years 88% of our customers want to order over the web

5. Building an Efficient Platform to Drive Future Growth 15 Sales Transformation - Same-Day Shipping & Next-Day Delivery Between 10-13% of sales in MRO industry come from unplanned and/or on-demand buying Providing same-day shipping and next-day delivery ensures LAWS can capture a greater share of this market Same-day shipping currently being rolled out in stages (web, phone, agents) Unplanned market currently represents <1% of LAWS sales, but should grow to industry standard over the next 5 years

5. Building an Efficient Platform to Drive Future Growth 16 Sales Transformation - Channel Strategy Opportunity to generate significant value by developing specialized channel strategies where LAWS is already strong, including: Government Automotive Strategic Accounts Segmentation in areas where LAWS already has strong penetration will enable the Company to: Capture greater market share of chosen segments Drive greater value from customers in these segments Promote opportunities for applying centralized knowledge base in other territories over the long-term

5. Building an Efficient Platform to Drive Future Growth 17 Build or Buy In addition to driving organic growth through building an enhanced platform, LAWS will also consider complementary M&A and partnership opportunities The parameters for such investments: Support targeted end-market segment(s) - AND - Provide positive cash flows (i.e. not a turn-around) - AND - Leverage on existing infrastructure - AND - Provide significant synergistic opportunities Targets likely to have $15m - $75m in sales with pre-integration EBITDA margin of ~5% with 10%+ post-integration opportunity

6. Financial Highlights - Income Statement 18

6. Financial Highlights - Balance Sheet 19

7. Key Take-Aways 20 Increased earnings in 2010 & improved relationships with existing customers Strong balance sheet, margins & cash resources enable significant investment in growth Building the right platform to leverage future growth Experienced leadership team with track record of successful execution Strong dividend yield Lawson Products: Evolving, Growing, Leading

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Appendix

Appendix: Financial Highlights - 5 Year Income Statement 23